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                                                                    EXHIBIT 10.3




                                 TRUST AGREEMENT

                                     BETWEEN

                          CROWLEY MARITIME CORPORATION

                                       AND

                        FIDELITY MANAGEMENT TRUST COMPANY

                   CROWLEY MARITIME DEFERRED COMPENSATION PLAN

                                      TRUST



                          DATED AS OF DECEMBER 31, 1996
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                                TABLE OF CONTENTS

SECTION                                                                    PAGE
-------                                                                    ----
1 TRUST ..................................................................  2
  (a) Establishment
  (b) Grantor Trust
  (c) Trust Assets
  (d) Non-Assignment

2 PAYMENTS TO SPONSOR ....................................................  3

3 DISBURSEMENT ............................................................ 3
  (a) Directions from Administrator
  (b) Limitations

4 INVESTMENT OF TRUST ....................................................  3
  (a) Selection of Investment Options
  (b) Available Investment Options
  (c) Investment Directions
  (d) Mutual Funds
  (e) Trustee Powers

5 RECORDKEEPING AND ADMINISTRATIVE SERVICES TO BE PERFORMED ..............  6
  (a) General
  (b) Accounts
  (c) Inspection and Audit
  (d) Effect of Plan Amendment
  (e) Returns, Reports and Information

6 COMPENSATION AND EXPENSES ..............................................  7

7 DIRECTIONS AND INDEMNIFICATION .........................................  8
  (a) Identity of Administrator
  (b) Directions from Administrator
  (c) Directions from Participants
  (d) Indemnification
  (e) Survival

8 RESIGNATION OR REMOVAL OF TRUSTEE ......................................  9
  (a) Resignation
  (b) Removal

9 SUCCESSOR TRUSTEE ......................................................  9
  (a) Appointment
  (b) Acceptance
  (c) Corporate Action


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                                TABLE OF CONTENTS
                                   (CONTINUED)

SECTION                                                                PAGE
-------                                                                ----
10 TERMINATION .......................................................  10

11 RESIGNATION, REMOVAL, AND TERMINATION NOTICES                        10

12 DURATION ..........................................................  10

13 INSOLVENCY OF SPONSOR .............................................  10

14 AMENDMENT OR MODIFICATION .........................................  11

15 GENERAL ...........................................................  12
   (a) Performance by Trustee, its Agent or Affiliates
   (b) Entire Agreement
   (c) Waiver
   (d) Successors and Assigns
   (e) Partial Invalidity
   (f) Section Headings

16 GOVERNING LAW .....................................................  13
   (a) Massachusetts Controls
   (b) Trust Agreement Controls

Schedules

  A. Recordkeeping and Administrative Services
  B. Fee Schedule
  C. Administrator's Authorization Letter


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      TRUST AGREEMENT, dated as of the 31st day of December, 1996, between
CROWLEY MARITIME CORPORATION, a California corporation, having an office at 155 Grand Avenue, Oakland, California 94612 (the "Sponsor"), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "Trustee").

                                  WITNESSETH:

      WHEREAS, the Sponsor is the sponsor of the Crowley Maritime Corporation Deferred Compensation Plan (the "Plan"); and

      WHEREAS, the Sponsor has established an irrevocable trust and has contributed to the trust assets that shall be held therein, subject to the claims of Sponsor's creditors in the event of Sponsor's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

      WHEREAS, it is the intention of the parties that this Trust shall continue to constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"); and

      WHEREAS, it is the intention of the Sponsor to make contributions to the trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan; and

      WHEREAS, the Bank of New York has served as Trustee; and

      WHEREAS, the Sponsor has appointed Trustee to serve as successor trustee to the Bank of New York; and

      WHEREAS, the Trustee is willing to hold and invest the aforesaid plan assets in trust among several investment options selected by the Sponsor; and
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      WHEREAS, the Sponsor wishes to have the Trustee perform certain ministerial recordkeeping and administrative functions under the Plan; and

      WHEREAS, CROWLEY Maritime Corporation (the "Administrator") is the administrator of the Plan; and

      WHEREAS, the Trustee is willing to perform recordkeeping and administrative services for the Plan if the services are purely ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:

SECTION 1. TRUST.

         (a) Amendment and Restatement. The Sponsor hereby amends and restates the Crowley Maritime Corporation Deferred Compensation Plan Trust (the "Trust"), with the Trustee. The Trust shall consist of a transfer of money or other property acceptable to the Trustee in its sole discretion, transferred from a previous trustee under the Plan, such additional sums of money as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.

         (b) Grantor Trust. The Trust is intended to be a grantor trust, of which the Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (c) Trust Assets. The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere

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unsecured contractual rights of Plan participants and their beneficiaries against the Sponsor. Any assets held by the Trust will be subject to the claims of the Sponsor's general creditors under federal and state law in the event of Insolvency, as defined in Section 13(a).

         (d) Non-Assignment. Benefit payments to Plan participants and their beneficiaries funded under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.

SECTION 2. PAYMENTS TO SPONSOR. Except as provided under Section 13, the Sponsor shall have no right to retain or divert to others any of the Trust assets before all payment of benefits have been made to the participants and their beneficiaries pursuant to the terms of the Plan.

SECTION 3. DISBURSEMENTS.

         (a) Directions from Administrator. The Trustee shall disburse monies to the Sponsor for benefit payments in the amounts that the Administrator directs from time to time in writing. The Trustee shall have no responsibility to ascertain any direction's compliance with the terms of the Plan or of any applicable law. The Trustee shall not be responsible for making benefit payments to participants under the Plan, nor shall the Trustee be responsible for any Federal, State or local income tax reporting or withholding with respect to such Plan benefits.

         (b) Limitations. The Trustee shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement. The Trustee shall not be required to make any disbursement in cash unless the Administrator has provided a written direction as to the assets to be converted to cash for the purpose of making the disbursement.

SECTION 4. INVESTMENT OF TRUST.

         (a) Selection of Investment Options. The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.



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         (b) Available Investment Options. The Sponsor shall direct the Trustee as to what investment options: (i) the Trust shall be invested in during the period beginning on the initial transfer of assets to the Trust and ending on the completion of the reconciliation of participant records (the "participant recordkeeping reconciliation period"), and (ii) the investment options in which Plan participants may invest in, subject to the following limitations. The Sponsor may determine to offer as investment options only securities issued by the investment companies advised by Fidelity Management & Research Company identified on "Schedule A" attached hereto and the Barclays Masterworks Growth Stock Fund (the "Mutual Funds"); provided, however, that the Trustee shall not be considered a fiduciary with investment discretion. The Sponsor may add additional investment options with the consent of the Trustee and upon mutual amendment of this Trust Agreement and the Schedules thereto to reflect such additions.

         (c) Investment Directions. In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing to invest the assets held in the Trust to correspond to the hypothetical investments made for Participants under the Plan. Such directions may be made by Plan participants by use of the telephone exchange system maintained for such purposes by the Trustee or its agent. In the event that the Trustee fails to receive a proper direction from the Sponsor or from Participants, the assets in question shall be invested in Fidelity Retirement Money Market Fund until the Trustee receives a proper direction.

         (d) Mutual Funds. The Sponsor hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Sponsor as a Plan investment option. Trust investments in Mutual Funds shall be subject to the following limitations:

             (i) Execution of Purchases and Sales. Purchases and sales of Mutual Funds (other than for Exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or in the case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase). Exchanges of Mutual Funds shall be made on the same business day that the Trustee receives a proper direction if received before 4:00 p.m. eastern time; if the direction is received after 4:00 p.m. eastern time, the exchange shall be made the following day.


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             (ii) Voting. At the time of mailing of notice of each annual or special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Plan participant who has shares of the Mutual Fund credited to the participant's accounts, together with a voting direction form for return to the Trustee or its designee. The participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the participant. The Trustee shall not vote shares for which it has received no directions from the participant. During the participant recordkeeping reconciliation period, the Sponsor shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust. With respect to all rights other than the right to vote, the Trustee shall follow the directions of the participant and if no such directions are received, the directions of the Sponsor. The Trustee shall have no duty to solicit directions from participants or the Sponsor.

         (e) Trustee Powers. The Trustee shall have the following powers and authority;

             (i) Subject to paragraphs (b), (c) and (d) of this Section 4, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

             (ii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

             (iii) To keep that portion of the Trust in cash or cash balances as the Sponsor or Administrator may, from time to time, deem to be in the best interest of the Trust.

             (iv) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.



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             (v) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

             (vi) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

             (vii) To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

         Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code. The Sponsor shall provide the Trustee with an opinion of counsel whether an annual fiduciary tax return should be filed for the Trust; in the absence of such opinion, Trustee may consult with counsel to the extent it deems appropriate on this issue, and any resulting counsel fees shall be charged to the Trust to the extent not paid by the Sponsor.

SECTION 5. RECORDKEEPING AND ADMINISTRATIVE SERVICES TO BE PERFORMED.

         (a) General. The Trustee shall perform those recordkeeping and administrative functions described in Schedule "A" attached hereto. These recordkeeping and administrative functions shall be performed within the framework of the Administrator's written directions regarding the Plan's provisions, guidelines and interpretations.

         (b) Accounts. The Trustee shall keep accurate accounts of all investments, receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held in the Trust as of the last day of each fiscal quarter of the Plan and, if not on the last day of a fiscal quarter, the date on which the Trustee resigns or is removed as provided in Section 8 of this Agreement or is terminated as provided in Section 10 (the "Reporting Date"). Within thirty



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(30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the Trustee, or the termination of this Agreement, the Trustee shall file with the Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date. Except as otherwise required under applicable law, upon the expiration of six (6) months from the date of filing such account with the Administrator, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such six (6) month period file with the Trustee written objections.

         (c) Inspection and Audit. All records generated by the Trustee in accordance with paragraphs (a) and (b) shall be open to inspection and audit, during the Trustee's regular business hours prior to the termination of this Agreement, by the Administrator or any person designated by the Administrator. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Administrator, at no expense to the Sponsor, in the format regularly provided to the Administrator, a statement of each participant's accounts as of the resignation, removal, or termination, and the Trustee shall provide to the Administrator or the Plan's new recordkeeper such further records as are reasonable, at the Sponsor's expense.

         (d) Effect of Plan Amendment. The Trustee's provision of the recordkeeping and administrative services set forth in this Section 5 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption, and on the Administrator providing the Trustee on a timely basis with all the information the Administrator deems necessary for the Trustee to perform the recordkeeping and administrative services and such other information as the Trustee may reasonably request.

         (e) Returns Reports and Information. The Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law. The Trustee shall provide the Administrator with such information as the Administrator may reasonably request to make these filings. The Administrator shall also be responsible for making any disclosures to participants required by law.



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SECTION 6. COMPENSATION AND EXPENSES. Within thirty (30) days of receipt of the
Trustee's bill, which shall be computed and billed in accordance with Schedule "B" attached hereto and made a part hereof, as amended from time to time, the Sponsor shall send to the Trustee a payment in such amount or the Sponsor may direct the Trustee to deduct such amount from participants' accounts. All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Plan participants' accounts.

SECTION 7. DIRECTIONS AND INDEMNIFICATION.

         (a) Identity of Administrator. The Trustee shall be fully protected in relying on the fact that the Administrator under the Plan is the individual or persons named as such above or such other individuals or persons as the Sponsor may notify the Trustee in writing.

         (b) Directions from Administrator. Whenever the Administrator provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Administrator in the form attached hereto as Schedule "C", provided the Trustee reasonably believes the signature of the individual to be genuine. Such direction may be made via EDT in accordance with procedures agreed to by the Administrator and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator. The Trustee shall have no responsibility to ascertain any direction's (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purposes or otherwise.

         (c) Directions from Participants. The Trustee shall not be liable for any loss which arises from any participant's exercise or non-exercise of rights under this Section 4 over the assets in the participant's accounts.

         (d) Indemnification. The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including



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without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all loss, etc., arising from the Trustee's negligence or bad faith.

         (e) Survival. The provisions of this Section 7 shall survive the termination of this Agreement.

SECTION 8. RESIGNATION OR REMOVAL OF TRUSTEE.

         (a) Resignation. The Trustee may resign at any time upon 180 days' notice in writing to the Sponsor, unless a shorter period of notice is agreed upon by the Sponsor.

         (b) Removal. The Sponsor may remove the Trustee at any time upon sixty
(60) days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee.

SECTION 9. SUCCESSOR TRUSTEE.

         (a) Appointment. If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

         (b) Acceptance. When the successor trustee accepts its appointment under this Agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee. The predecessor trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.



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         (c) Corporate Action. Any successor of the Trustee or successor trustee, through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the successor trustee under this Agreement.

SECTION 10. TERMINATION. This Agreement may be terminated at any time by the Sponsor upon 180 days' notice in writing to the Trustee. On the date of the termination of this Agreement, the Trustee shall forthwith transfer and deliver to such individual or entity as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to whom the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.

SECTION 11. RESIGNATION, REMOVAL. AND TERMINATION NOTICES. All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor c/o Niel E. Nielsen, Director, Compensation and Benefits, Maritime Crowley Corporation, 155 Grand Avenue, Oakland, California 94612 , and to the Trustee c/o John M. Kimpel, Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109, or to such other addresses as the parties have notified each other of in the foregoing manner.

SECTION 12. DURATION. This Trust shall continue in effect without limit as to time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.

SECTION 13. INSOLVENCY OF SPONSOR.

         (a) Trustee shall cease disbursement of funds for payment of benefits to Plan participants and their beneficiaries if the Sponsor is Insolvent. Sponsor shall be considered "insolvent" for purposes of this Trust Agreement if
(i) Sponsor is unable to pay its debts as they become due, or (ii) Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.



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         (b) All times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state law as set forth below.

             (i) The Board of Directors and the Chief Executive Officer of the Sponsor shall have the duty to inform Trustee in writing of Sponsor's Insolvency. If a person claiming to be a creditor of the Sponsor alleges in writing to Trustee that Sponsor has become Insolvent, Trustee shall determine whether Sponsor is Insolvent and, pending such determination, Trustee shall discontinue disbursements for payment of benefits to Plan participants or their beneficiaries.

             (ii) Unless Trustee has actual knowledge of Sponsor's Insolvency, or has received notice from Sponsor or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Sponsor is Insolvent. Trustee may in all events rely on such evidence concerning Sponsor's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Sponsor's solvency.

             (iii) If any time Trustee has determined that Sponsor is Insolvent, Trustee shall discontinue disbursements for payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Sponsor's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Sponsor with respect to benefits due under the Plan or otherwise.

             (iv) Trustee shall resume disbursement for the payment of benefits to Plan participants or their beneficiaries in accordance with Section 3 of this Trust Agreement only after Trustee has determined that Sponsor is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to (a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their



                                       11
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beneficiaries by Sponsor in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 14. AMENDMENT OR MODIFICATION. This Agreement may be amended or modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee. Notwithstanding the foregoing, to reflect increased operating costs the Trustee may once each calendar year amend Schedule "B" without the Sponsor's consent upon 180 days' written notice to the Sponsor.

SECTION 15. GENERAL.

         (a) Performance by Trustee, its Agents or Affiliates. The Sponsor acknowledges and authorizes that the services to be provided under this Agreement shall be provided by the Trustee, its agents or affiliates, including Fidelity Investments Institutional Operations Company or its successor, and that certain of such services may be provided pursuant to one or more other contractual agreements or relationships.

         (b) Entire Agreement. This Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

         (c) Waiver. No waiver by either party of any failure or refusal to comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

         (d) Successors and Assigns. The stipulations in this Agreement shall inure to the benefit of, and shall bind, the successors and assigns of the respective parties.

         (e) Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.



                                       12
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         (f) Section Headings. The headings of the various sections and subsections of this Agreement have been inserted only for the purposes of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

SECTION 16. GOVERNING LAW.

         (a) Massachusetts Law Controls. The validity, construction, effect, and administration of this Agreement shall be governed by and interpreted in accordance with the banking laws of the Commonwealth of Massachusetts to the extent that they govern the activities of the Trustee and otherwise in accordance with the law of the State of California, except to the extent those laws are superseded under section 514 of ERISA.

         (b) Trust Agreement Controls. The Trustee is not a party to the Plan, and in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                                   CROWLEY MARITIME CORPORATION

                                              By:  Niel E. Nielsen
                                                   -----------------------------


                                                   FIDELITY MANAGEMENT TRUST
                                                    COMPANY

Attest: Douglas O. Kent                       By:  Susan V. Belikewicz
        -----------------------                    -----------------------------
        Assistant Clerk                                  Vice President



                                       13
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                                  SCHEDULE "A"

                    RECORDKEEPING AND ADMINISTRATIVE SERVICES

Administration

- Establishment and maintenance of participant account and election percentages.

-   Maintenance of [ 7 ] plan investment options:

    -   Fidelity Retirement Money Market Portfolio

    -   Fidelity U.S. Bond Index Portfolio

    -   Fidelity Puritan Fund

    -   Fidelity U.S. Equity Index

    -   Fidelity Growth & Income Portfolio

    -   Fidelity Contrafund

    -   Barclays Masterworks Growth Stock Fund


-   Maintenance of [ 1 ] money classification:

    -   Employer contribution

-   Processing of mutual fund trades.

- The Trustee will provide only the recordkeeping and administrative services set forth on this Schedule "A" and no others.

Processing

-   Monthly processing of contribution data.

-   Daily processing of transfers and changes of future allocations.

-   Monthly processing of withdrawals.

Other

-   Monthly trial balance

-   Quarterly administrative reports

-   Quarterly participant statements

- Employee communications describing available investment options, including multimedia informational materials and group presentations.

- Forms 1099-Div and 1099-B annual tax reporting to the plan sponsor for the Fidelity mutual funds.


CROWLEY MARITIME CORPORATION                        FIDELITY MANAGEMENT TRUST
                                                     COMPANY

By: Niel E. Nielsen         12/27/96        By:  Susan V. Belikewicz     1/9/97
    --------------------------------             ------------------------------
                              Date               Vice President           Date



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                                  SCHEDULE "B"


                                  FEE SCHEDULE

-     Annual Participant Fee            $5,000* annual administration fee billed
                                        and payable quarterly.

- This fee will be imposed pro rata for each CALENDAR quarter, or any part thereof, that it remains necessary to maintain a participant's account(s) as part of the Plan's records, e.g., vested, deferred, forfeiture, top-heavy and terminated participants who must remain on file through calendar year-end for 1099-R reporting purposes.


CROWLEY MARITIME CORPORATION                   FIDELITY MANAGEMENT TRUST COMPANY

By: /s/ Niel E. Nielsen     12/27/96      By:  /s/ Susan V. Belikewicz    1/9/97
    --------------------------------           ---------------------------------
                              Date             Vice President              Date

                   FIRST AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                          CROWLEY MARITIME CORPORATION


      THIS FIRST AMENDMENT, dated as of the tenth day of April, 1997, by and between Fidelity Management Trust Company (the "Trustee") and Crowley Maritime Corporation (the "Sponsor");

                                   WITNESSETH:

      WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31,1996, with regard to the Crowley Maritime Corporation Deferred Compensation Plan (the "Plan"); and

      WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

      NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the Trust Agreement by:

      (1) Amending and restating the list of money classifications on Schedule "A" to read as follows:

            *     Maintenance of the following money classifications:

                       -1994 Vesting Schedule Source

                       -1997 Vesting Schedule Source

      IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


CROWLEY MARITIME CORPORATION                FIDELITY MANAGEMENT TRUST COMPANY



By  /s/ Niel E. Nielson  4/7/97           By  /s/ Susan V. Belikewicz  4/09/97
    ---------------------------               --------------------------------
                          Date                    Vice President      Date

                   SECOND AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                          CROWLEY MARITIME CORPORATION


      THIS SECOND AMENDMENT, dated as of the fifteenth day of February, 1999, by and between Fidelity Management Trust Company (the "Trustee") and Crowley Maritime Corporation (the "Sponsor");

                                   WITNESSETH:

      WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31, 1996, with regard to the Crowley Maritime Corporation Deferred Compensation Plan (the "Plan"); and

      WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

      NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:


      (1) Amending the "money classification" portion of Schedule "A" by adding the following:

            -1999 Vesting Schedule

      IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


CROWLEY MARITIME CORPORATION                FIDELITY MANAGEMENT TRUST
                                            COMPANY


By  /s/ Niel E. Nielsen   2/9/99             By  /s/ Carolyn Redden   2/24/99
    ---------------------------                 ------------------------------
                          Date                    Vice President      Date

                   SECOND AMENDMENT TO TRUST AGREEMENT BETWEEN
                     FIDELITY MANAGEMENT TRUST COMPANY AND
                          CROWLEY MARITIME CORPORATION

      THIS SECOND AMENDMENT, dated as of the first day of December, 1998, by and between Fidelity Management Trust Company (the "Trustee) and Crowley Maritime Corporation (the Sponsor")

                                   WITNESSETH:

      WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31,1996,, with regard to the Crowley Maritime Corporation Deferred Compensation Plan (the "Plan"); and

      WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof; .

      NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

      (1) Amending Section 4(b), Available Investment Options, by redefining "Mutual Funds" as follows:

            securities issued by investment companies advised by Fidelity Management & Research Company ("Fidelity Mutual Funds") and certain securities issued by registered investment companies not advised by Fidelity Management & Research Company ("Non-Fidelity Mutual Funds") (collectively referred to as "Mutual Funds").

      (2) Amending Section 4(d), Mutual Funds, by inserting the following sentence before the first sentence:

            All transactions involving Non-Fidelity Mutual Funds shall be done in accordance with the Operational Guidelines for Non-Fidelity Mutual Funds attached hereto as Schedule "D".

      (3) Amending the "investment options" section of Schedule "A" by adding the following:

                  - MAS Mid Cap Growth Portfolio

                  - UAM/FMA Small Company Portfolio

      (4) Amending Schedule "B" by adding a new "Non-Fidelity Mutual Funds" paragraph as follows:

              Non-Fidelity Mutual Funds:    .25% annual fee on all assets held in the
                                            Barclay's Masterworks Growth Stock Fund.
                                            .35% annual fee on the all Non-Fidelity Mutual
                                            Fund assets. All Fees in this paragraph to be
                                            paid by the Non-Fidelity Mutual Fund vendor.

      (5) Adding Schedule "D", Operational Guidelines for Non-Fidelity Mutual Funds, as attached.

      IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year fast above written.




CROWLEY MARITIME CORPORATION                FIDELITY MANAGEMENT TRUST
                                            COMPANY


By  /s/ Niel E. Nielsen  11/30/98            By  /s/ Carolyn Redden  12/17/98
    ---------------------------                 ------------------------------
                          Date                    Vice President      Date




CROWLEY MARITIME CORPORATION - DEFERRED COMP.
SECOND AMENDMENT

                                  SCHEDULE "D"


              OPERATIONAL GUIDELINES FOR NON-FIDELITY MUTUAL FUNDS



PRICING

By 7:00 p.m. Eastern Time ("ET") each Business Day, the Non-Fidelity Mutual Fund Vendor (Fund Vendor) will input the following information ("Price Information") into the Fidelity Participant Recordkeeping System ("FPRS") via the remote access price screen that Fidelity Investments Institutional Operations Company, Inc. ("FIIOC"), an affiliate of the Trustee, has provided to the Fund Vendor:
(1) the net asset value for each Fund at the Close of Trading, (2) the change in each Fund's net asset value from the Close of Trading on the prior Business Day, and (3) in the case of an income fund or funds, the daily accrual for interest rate factor ("mil rate"). FIIOC must receive Price Information each Business Day (a "Business Day" is any day the New York Stock Exchange is open). If on any Business Day the Fund Vendor does not provide such Price Information to FIIOC, FIIOC shall pend all associated transaction activity in the Fidelity Participant Recordkeeping System ("FPRS") until the relevant Price Information is made available by Fund Vendor.


TRADE ACTIVITY AND WIRE TRANSFERS

By 7:00 a.m. ET each Business Day following Trade Date ("Trade. Date plus One"), FIIOC will provide, via facsimile, to the Fund Vendor a consolidated report of net purchase or net redemption activity that occurred in each of the Funds up to 4:00 p.m. ET on the prior Business Day. The report will reflect the dollar amount of assets and shares to be invested or withdrawn for each Fund. FIIOC will transmit this report to the Fund Vendor each Business Day, regardless of processing activity. In the event that data contained in the 7:00 a.m. ET facsimile transmission represents estimated trade activity, FII0C shall provide a final facsimile to the Fund Vendor by no later than 9:00 a.m. ET. Any resulting adjustments shall be processed by the Fund Vendor at the net asset value for the prior Business Day.

The Fund Vendor shall send via regular mail to FII0C transaction confirms for all daily activity in each of the Funds. The Fund Vendor shall also send via regular mail to FIIOC, by no later than the fifth Business Day following calendar month close, a monthly statement for each Fund. FII0C agrees to notify the Fund Vendor of any balance discrepancies within twenty (20) Business Days of receipt of the monthly statement.


CROWLEY MARITIME CORPORATION - DEFERRED COMP.
SECOND AMENDMENT

For purposes of wire transfers, FIIOC shall transmit a daily wire for aggregate purchase activity and the Fund Vendor shall transmit a daily wire for aggregate redemption activity, in each case including all activity across all Funds occurring on the same day.

PROSPECTUS DELIVERY

FIIOC shall be responsible for the timely delivery of Fund prospectuses and periodic Fund reports ("Required Materials") to Plan participants, and shall retain the services of a third-party vendor to handle such mailings. The Fund Vendor shall be responsible for all materials and production costs, and hereby agrees to provide the Required Materials to the third-party vendor selected by FIIOC. The Fund Vendor shall bear the costs of mailing annual Fund reports to Plan participants. FIIOC shall bear the costs of mailing prospectuses to Plan participants.

PROXIES

The Fund Vendor shall be responsible for all costs associated with the production of proxy materials. FIIOC shall retain the services of a third-party vendor to handle proxy solicitation mailings and vote tabulation. Expenses associated with such services shall be billed directly to the Fund Vendor by the third-party vendor.

PARTICIPANT COMMUNICATIONS

The Fund Vendor shall provide internally prepared fund descriptive information approved by the Funds' legal counsel for use by FIIOC in its written participant communication materials. FIIOC shall utilize historical performance data obtained from third-party vendors (currently Morningstar, Inc., FACTSET Research Systems and Lipper Analytical Services) in telephone conversations with Plan participants and in quarterly participant statements. The Sponsor hereby consents to FIIOC's use of such materials and acknowledges that FIIOC is not responsible for the accuracy of such third-party information. FIIOC shall seek the approval of the Fund Vendor prior to retaining any other third-party vendor to render such data or materials under this Agreement.

COMPENSATION

FIIOC shall be entitled to fees as set forth in a separate agreement with the Fund Vendor.




CROWLEY MARITIME CORPORATION - DEFERRED CORP.
SECOND AMENDMENT

                   THIRD AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                          CROWLEY MARITIME CORPORATION


      THIS THIRD AMENDMENT, dated as of the fifteenth day of May, 1999, by and between Fidelity Management Trust Company (the "Trustee") and Crowley Maritime Corporation (the "Sponsor");

                                   WITNESSETH:

      WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31, 1996, with regard to the Crowley Retirement Income System Plan (the "Plan"); and

      WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

      NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

      (1) Adding a new Section 15, Electronic Services, as follows, and renumbering all subsequent subsections accordingly:

            SECTION 15. ELECTRONIC SERVICES.

                  (a) The Trustee may provide communications and services via electronic medium ("Electronic Services"), including, but not limited to, Fidelity Plan Sponsor WebStation, Client Intranet, Client e-mail, interactive software products or any other information provided in an electronic format. The Sponsor, its agents and employees agree to keep confidential and not publish, copy, broadcast, retransmit, reproduce, commercially exploit or otherwise redisseminate the data, information, software or services without the Trustee's written consent.

                  (b) The Sponsor shall be responsible for installing and
            maintaining all Electronic Services on its computer network and/or Intranet upon receipt in a manner so that the information provided via the Electronic Service will appear in the same form and content as it appears on the form of delivery, and for any programming required to accomplish the installation. Materials provided for Plan Sponsor's intranet web sites shall be installed by the Sponsor and shall be clearly identified as originating from Fidelity. The Sponsor shall promptly remove Electronic Services from its computer network and/or Intranet, or replace the Electronic Service with an updated service provided by the Trustee, upon written notification (including written notification via facsimile) by the Trustee.

                  (c) All Electronic Services shall be provided to the Sponsor without any express or implied legal warranties or acceptance of legal liability by the Trustee relative to the use of material or Electronic Services by the Sponsor. No rights are conveyed to any property, intellectual or tangible, associated with the contents of the Electronic Services and related material.

                  (d) To the -extent that any Electronic Services utilize
            Internet services to transport data or communications, the Trustee will take, and Plan Sponsor agrees to follow, reasonable security precautions; however, the Trustee disclaims any liability for interception of any such data or communications. The Trustee shall not be responsible for, and makes no warranties regarding access, speed or availability of Internet or network services. The Trustee shall not be responsible for any loss or damage related to or resulting from any changes or modifications to the electronic material after delivering it to the Plan Sponsor.

      (2) Amending the "investment options" section of Schedules "A" and "C" by adding the following:

                  - Fidelity Diversified International Fund

      (3) Amending Schedule "B" by restating the first bullet point as follows:

            - Other Fees: separate charges for optional non-discrimination testing, extraordinary expenses resulting from large numbers of simultaneous manual transactions, from errors not caused by Fidelity, reports not contemplated in this Agreement, or extraordinary and/or duplicative expenses associated with electronic services. The Administrator may withdraw reasonable administrative fees from the Trust by written direction to the Trustee.

      IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Third Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


CROWLEY MARITIME CORPORATION                FIDELITY MANAGEMENT TRUST COMPANY



By  /s/ Niel E. Nielson  1/12/99            By  /s/ Carolyn Redden     5/20/99
    ---------------------------                 ------------------------------
                          Date                    Vice President         Date



CROWLEY MARITIME CORPORATION          2
THIRD AMENDMENT

                   FOURTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                          CROWLEY MARITIME CORPORATION



      THIS FOURTH AMENDMENT, dated as of the twenty-ninth day of March, 2000, by and between Fidelity Management Trust Company (the "Trustee") and Crowley Maritime Corporation (the "Sponsor");

                                   WITNESSETH:

      WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31,1996, with regard to the Crowley Maritime Corporation Deferred Compensation Plan (the "Plan"); and

      WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

      NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

      (1) Amending the "money classification" portion of Schedule "A" by adding the following:

                  - 2000 Vesting Schedule




      IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Fourth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.



CROWLEY MARITIME CORPORATION                FIDELITY MANAGEMENT TRUST COMPANY



By  /s/ Niel E. Nielson  4/5/00             By  /s/ Carolyn Redden   5/2/2000
    ---------------------------                 ------------------------------
                          Date                    Vice President         Date

                    FIFTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                          CROWLEY MARITIME CORPORATION

      THIS FOURTH AMENDMENT, dated as of the thirtieth day of April, 2001, by and between Fidelity Management Trust Company (the "Trustee") and Crowley Maritime Corporation (the "Sponsor");

                                   WITNESSETH:

      WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31, 1996, with regard to the Crowley Maritime Corporation Deferred Compensation Plan, (the "Plan"); and

      WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

      NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

      (1) Amending the "money classification" portion of Schedule "A" by adding the following:

            - 2001 Vesting Schedule

      IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Fourth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.



CROWLEY MARITIME CORPORATION                FIDELITY MANAGEMENT TRUST COMPANY



By  /s/ Niel E. Nielsen   04/23/01            By  /s/ Carolyn Redden  5/18/2001
    -----------------------------                 ------------------------------
                          Date                     Vice President      Date



Fourth Amendment
Core - NQ
April 30, 2001

                   SIXTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                          CROWLEY MARITIME CORPORATION

      THIS SIXTH AMENDMENT, dated as of the first day of August, 2001, by and between Fidelity Management Trust Company (the "Trustee") and Crowley Maritime Corporation (the "Sponsor");

                                   WITNESSETH:

      WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31, 1996, with regard to the Crowley Maritime Corporation Deferred Compensation Plan, (the "Plan"); and

      WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

      NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

      (1)   Adding the following paragraph to Section 7 (d) ("Indemnification")

                  Special Indemnification for Fidelity PortfolioPlanner(SM). The
            Trustee shall indemnify the Sponsor against and hold the Sponsor harmless from any and all such loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Sponsor solely as a result of a) any defects in the investment methodology embodied in the target asset allocation or model portfolio provided through Fidelity PortfolioPlanner, except to the extent that any such loss, damage, penalty, liability, cost or expense arises from information provided by the Participant, the Sponsor or third parties; or b) any prohibited transactions resulting from the provision by Fidelity of Fidelity PortfolioPlanner.

      (2) Amending Schedule "A" ("Recordkeeping and Administrative Services") to add the following section:

            Communication Services

            * Provide employee communications describing available investment options, including multimedia informational materials and group presentations.

            * Fidelity PortfolioPlanner(SM), an Internet-based educational service for Participants that generates target asset allocations and model portfolios customized to investment options in the Plan(s) based upon methodology provided by Strategic Advisers, Inc., an affiliate of the Trustee. The Sponsor acknowledges that it has received the ADV Part II for Strategic Advisers, Inc. more than 48 hours prior to executing the Trust.



Sixth Amendment
Core - NQ
August 1, 2001

      IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Sixth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


CROWLEY MARITIME CORPORATION                FIDELITY MANAGEMENT TRUST COMPANY



By  /s/ Niel E. Nielsen   07/11/01           By  /s/ Carolyn Redden    8/10/01
    ------------------------------               ------------------------------
                          Date                   Vice President         Date


Sixth Amendment
Core - NQ
August 1, 2001

10.10 Crowley Maritime Corporation 2001 Management Incentive Plan

                          CROWLEY MARITIME CORPORATION

                         2001 MANAGEMENT INCENTIVE PLAN

                  (AS ADOPTED AND EFFECTIVE DECEMBER 13, 2001)


1.    PURPOSE

The purpose of this Plan is to motivate and reward eligible employees for good performance by making a proportion of their compensation dependent on the achievement of certain Performance Goals related to the performance of Crowley Maritime Corporation (the "Company") and its operating units, as the case may be. This Plan is designed to ensure that the cash bonus incentives and awards under the Company's Deferred Compensation Plan (DCP) paid hereunder to executive officers of the Company are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the "Code").

2.    PARTICIPANTS

The participants in this Plan shall be employees of the Company, as determined by the Committee.

3.    THE COMMITTEE

The Committee shall consist of at least two outside directors of the Company that satisfy the requirements of Code Section 162(m). The Committee shall have the sole discretion and authority to administer and interpret this Plan in accordance with Code Section 162(m). Unless the Board of Directors ("Board") provides otherwise, the Compensation Committee shall be the Committee.

4.    AMOUNT OF BONUS AND/OR DCP AWARD

A participant's bonus payment and/or DCP award, if any, is based on (i) an individual target set by the Committee in writing with respect to the Performance Period and (ii) the Performance Goal or Goals for the Performance Period (increased or decreased, in each case in accordance with factors adopted by the Committee with respect to the Performance Period that relate to unusual items). The Committee may also reduce an individual's maximum bonus calculated under the preceding formula in its sole discretion. This Plan's Performance Goals may include: (i) operating income as a percentage of revenue; (ii) earnings before interest and taxes; (iii) earnings before interest, taxes, depreciation and amortization; (iv) net income; (v) operating cash flow; (vi) return on assets; (vii) return on equity; (viii) return on sales; and (ix) revenue, each with respect to the Company and/or any operating unit(s) of the Company, as determined by the Committee in its sole discretion. The Committee may also establish additional individual Performance Goals. A "Performance Period" shall be with respect to a participant, any fiscal period of the Company not exceeding thirty-six (36) months, as determined by the Committee in its sole discretion. Bonuses to be paid to participants who are not subject to the limitations of Section 162(m) may take into account other factors. The Committee, in its sole discretion, may permit a participant to defer receipt of cash that would otherwise be delivered to the participant under this Plan. Any such deferral elections shall be subject to such rules and procedures as determined by the Committee in its sole discretion. The selection and adjustment of applicable

Performance Goals, and the establishment of targets, shall occur in compliance with the rules of Code Section 162(m).

5.    PAYMENT OF BONUS AND/OR DCP AWARD

Subject to the Committee's discretion, the payment of a bonus and/or DCP award generally requires that the participant be on the Company's payroll as of the date the bonus is to be paid. The Committee may make exceptions to this requirement in the case of retirement, death or disability, as determined by the Committee in its sole discretion. Bonus payments may be made in cash. DCP awards shall be made in conformity with the Deferred Compensation Plan. No bonus or DCP award shall be paid unless and until the Committee certifies in writing the extent to which the Performance Goal(s) applicable to a participant have been achieved or exceeded. The Committee may establish different Performance Periods for different participants, and the Committee may establish concurrent or overlapping Performance Periods.

6.    AMENDMENT AND TERMINATION

The Board of Directors reserves the right to amend or terminate this Plan at any time with respect to future services of covered individuals. Plan amendments will require stockholder approval only to the extent required by applicable law.

7.    LEGAL CONSTRUCTION

Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included. The granting of awards under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. This Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of this Plan.

8.    EXECUTION

IN WITNESS WHEREOF, Crowley Maritime Corporation, by its duly authorized officer, has executed the Plan as the date indicated below.


                                            CROWLEY MARITIME CORPORATION



                                            By /s/ Bruce Love
                                              ---------------------------------
                                                  Its Secretary


                                            Dated:  Dec. 13, 2001
                                                    ---------------------------

10.11 Individual Executive Benefit Agreement between Crowley Maritime Corporation and Thomas B. Crowley